SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    February 12, 1999


                         METEOR INDUSTRIES, INC.
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           (Exact name of registrant as specified in its charter)


        Colorado                    0-27968                84-1236619
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(State or other jurisdiction      (Commission            (IRS Employer
    of incorporation)              File Number)           Identification No.)


216 Sixteenth Street, Suite 730, Denver, Colorado             80202
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (303) 572-1135

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   (Former name or former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     On January 8, 1999, Meteor Industries, Inc. ("Meteor" or the "Corporation"), filed a Report on Form 8-K with the Securities and Exchange Commission describing a December 30, 1998, transaction that could be considered to constitute, or to create a possibility of, a change in control of the Corporation. In that transaction, Nevada Manhattan Group, Inc. ("Nevada Manhattan"), purchased 1,212,000 shares of the Corporation's common stock from Capco Aquisub, Inc. That transaction shall be referred to as the "Capco Transaction" and the shares that were the subject of the Capco Transaction shall be referred to as the "Capco Shares."

     Details regarding the Capco Transaction were set forth in a document captioned "Term Sheet" and dated December 30, 1998, between Nevada Manhattan and Capco. A copy of the Term Sheet was attached to the earlier Form 8-K as
Exhibit 10.1.

     The Term Sheet provided, among other things, that Nevada Manhattan
"shall have the right to rescind the [Capco] Transaction by no later than February 15, 1999." By a letter to Capco dated February 12, 1999, Nevada Manhattan gave notice that it had elected to exercise its right of rescission. A copy of the letter is attached hereto as Exhibit 10.1B. As a result of Nevada Manhattan's election to rescind, the Capco Transaction has been terminated, and the Capco Shares have been redelivered to Capco.

     On January 21, 1999, Meteor filed a further Report on Form 8-K describing an additional transaction that was closely related to the Capco Transaction. The additional transaction was one that could be deemed to involve a further change in control of the Corporation.

     In the additional transaction, the Meteor Board of Directors designated a series of preferred stock titled Series B Preferred Stock (the "Preferred Shares"), such series to be subject to the terms described in the January 21, 1999, Form 8-K. The purpose of the Preferred Shares was to permit Meteor to enforce certain rights related to the Capco Transaction, as described in the January 21, 1999, Form 8-K. Pursuant to the authority granted by the Board, the Corporation issued an aggregate of 300 shares of the Preferred Shares on January 11, 1999, to three members of the Board, as described in the January 21, 1999, Form 8-K.

     In light of the rescission of the Capco Transaction, Meteor intends to call a special meeting of its Board of Directors to consider redemption of the outstanding Preferred Shares. The special meeting has not yet occurred. Until further action by the Board has been taken, the Preferred Shares will remain in place.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)     Financial Statements of Business Acquired

             [none]

     (b)     Pro Forma Financial Information

             [none]

     (c)     Exhibits

             The Company hereby files the following exhibits:

             (10.1B)     Rescission letter, dated February 12, 1999

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            METEOR INDUSTRIES, INC.


                                      By:
Dated:  February 19, 1998                Edward J. Names,
                                         President

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